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                                  Exhibit 99.1


                            LSB CORPORATION/RIVERBANK
                          CODE OF PROFESSIONAL CONDUCT

TABLE OF CONTENTS


I. Statement of Purpose...................................................................................2

II. Conduct of Personal Affairs...........................................................................2

III. Conflict of Interest.................................................................................3
         (a) Insider Transactions.........................................................................3
         (b) Role of Personal Friendship and Family Ties in the Conduct of
         Corporation/Bank Business........................................................................3
         (c) Reciprocity with other Financial Institutions................................................3
         (d) Borrowing from Customers or Vendors..........................................................3
         (e) Personal Investments.........................................................................3

IV. Professional Conduct..................................................................................4
         (a) Confidential Information.....................................................................4
         (b) Disclosure to Auditors and Examiners.........................................................4
         (c) The Giving and Receipt of Gifts..............................................................4
         (d) Entertainment................................................................................5
         (e) Disclosure of Corporate News and Information.................................................5
         (f) Recommending Firms and Services to Customers.................................................5
         (g) Legal, Tax or Investment Advice..............................................................5
         (h) Fee for Speeches or Articles.................................................................5
         (i) Major Civil or Criminal Proceedings..........................................................5
         (j) Honest and Fair Treatment of Customers and Vendors...........................................6

V. Outside Activities.....................................................................................6
         (a) External Employment and Affiliations that may Conflict with
         Corporation/Bank Business........................................................................6
         (b) Charitable Contributions.....................................................................6
         (c) Involvement in Political Activities..........................................................7

VI. Bank Resources........................................................................................7
         (a) Use of Corporation/Bank Resources for Personal Needs.........................................7
         (b) Purchase of Assets from the Corporation/Bank.................................................7

VII. Loans to Officers or Directors.......................................................................8

VIII. Accountability......................................................................................8
         (a) Violation and Internal Reporting.............................................................8
         (b) Waivers......................................................................................8
         (c) Investigations...............................................................................8

IX. Code Changes..........................................................................................9



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                            LSB CORPORATION/RIVERBANK
                          CODE OF PROFESSIONAL CONDUCT

I. STATEMENT OF PURPOSE

LSB Corporation/RiverBank ("Company") is a public trust that is dependent on the confidence of our customers, depositors and the community at large. The people and institutions we serve expect that all those associated with the Company will fulfill their professional responsibilities and conduct their personal affairs in accordance with the highest ethical standards and with a total commitment to the maintenance of public confidence, respect and trust.

Given the importance of this fundamental concept and in recognition of the need to develop a common understanding of its implications, the Directors have adopted the following code as a guide for all Company Directors, Officers and employees ("Personnel"). The code is not a reiteration of those behavioral prohibitions and restrictions contained in current law and regulation. Rather, the code focuses on some of the more sensitive issues that are subject to individual judgment, over and above one's obligation to abide by all applicable law and regulation. It is designed to complement existing personnel policies and current law. In addition, the code recognizes the fact that the appearance of inappropriate conduct can be just as harmful to the Company's and an individual's reputation as actual misconduct.

All personnel are expected to subscribe, not only to the provisions of the code, but also to the spirit in which it is being presented. Questions concerning any aspect of the code should be submitted to the Chief Executive Officer, the Director of Human Resources, or, if you prefer, to your manager.

II. CONDUCT OF PERSONAL AFFAIRS

In the business of banking, personal integrity must be considered a basic measure of the professional competence of management and the Company as a whole. To deny or ignore this special requirement could seriously jeopardize the Company's most important strength -- the confidence and respect of customers, employees and the community at large.

In judging personal integrity, the banking public will not only be aware of our professional behavior but will also rate our personal conduct. It is vital, therefore, that all personnel conduct their professional affairs, including financial matters, in a manner that will serve to enhance their trustworthiness and the Company's reputation in the community.




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III. CONFLICT OF INTEREST

(a)  Insider Transactions

     A "conflict of interest" may occur when one's private interests interfere in any way -- or even appear to interfere -- with the interests of the Company.

     If personnel (or a member of the immediate family) have a personal or professional financial interest, either direct or indirect, in a Bank loan, purchase, sale, or investment decision, the individual must disclose the interest and disqualify himself or herself from participating in the transaction. In addition, the individual must not, either directly or indirectly, attempt to influence those who make the decision. All such insider transactions, regardless of amount, shall be recorded and maintained on file by the clerk/secretary.

(b)  Role of Personal Friendship and Family Ties in the Conduct of Company
     Business

     Personnel shall not use their positions with the Company to obtain or seek to obtain personal favors or other advantage from other persons or institutions for themselves, family members friends or others.

(c)  Reciprocity with other Financial Institutions

     Under no circumstances will the Company be a party to a formal or informal reciprocal arrangement with any other financial institution that results in personal benefit or gain to personnel.

(d)  Borrowing from Customers or Vendors

     Personnel should avoid circumstances that might introduce a bias or appearance of bias in dealing with the Company's customers or vendors. Borrowing from customers or vendors is prohibited except from those firms that normally engage in lending as a primary business function. When borrowing from such a firm, personnel must not accept more favorable loan terms than those terms available to the general public. In addition, any loan must not be preconditioned on any reciprocal agreements involving the Company. This policy prohibits implicit as well as explicit arrangements.

(e)  Personal Investments

     Personnel may not buy, sell, or trade any securities or commodities for their personal investment accounts under circumstances that could result in their becoming obligated to any dealer, broker or client that could produce or appear to produce a conflict of interest.


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IV. PROFESSIONAL CONDUCT

(a)  Confidential Information

     Personnel, in the course of conducting Company business, may regularly have access to non-public information regarding the Company stockholders, customers, and vendors. Such information is privileged and must be held in the strictest confidence. It is to be used solely for Company purposes and not as the basis for personal gain. Except for those disclosures permitted by law, such as normal credit reporting procedures, properly documented legal demands, and companies performing services on the Company's behalf, information shall not be transmitted to persons outside the Company, including family or associates, or even to others within the Company who do not need to know such information in discharging their duties. The restrictions in this paragraph shall also apply to the reports and statements prepared for use in the Company's business and not generally released.

     It is unlawful to trade in the securities of any company on the basis of material non-public information or to disclose such information to others. Non-public information about the Company or any of its customers and vendors must not be used in any way, directly or indirectly, to benefit personnel or their family, friends and associates.

(b)  Disclosure to Auditors and Examiners

     Personnel are expected to cooperate fully with compliance officers, auditors, examiners and regulatory authorities and others who are conducting authorized examinations, investigations or other reviews of the Company's records and business practices. Authorized requests for information and access to Company records are to be satisfied in a timely, responsive and respectful manner. Adverse information relevant to the inquiry should not be concealed.

(c)  The Giving and Receipt of Gifts

     Personnel must decide conscientiously whether or not acceptance of a gift or benefit from a stockholder, customer or vendor will give rise to a feeling of obligation or will cause misinterpretation. As a general rule, gifts of nominal value that constitute tokens may be accepted. Any gift of significant value should be politely refused. A gift of money should never be accepted regardless of the amount. This policy also pertains to the receipt of gifts by members of the immediate family of any personnel.

     No personnel may give a gift of other than nominal value if the relationship between the donor and recipient was created through a banking transaction.

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(d)  Entertainment

     Personnel may engage in reasonable business-related entertainment of nominal value, such as lunches, dinners, etc. Significant entertainment expense for any one person or firm is to be avoided whether the expense is attributable to infrequent, expensive affairs or frequent, nominally inexpensive occasions. In accepting entertainment, personnel must decide conscientiously whether or not the result will give rise to a feeling of obligation or cause misinterpretation. Accepting significant entertainment from any one person or firm is to be avoided.

(e)  Disclosure of Corporate News and Information

     Financial information about the Company is not to be released to any person not officially authorized to have such information unless it has been made generally available to the public in accordance with applicable regulations. Exceptions to this policy must be approved by the Chief Executive Officer.

     All personnel should be sensitive to the problems which could result from the premature release of confidential information.

(f)  Recommending Firms and Services to Customers

     Personnel should not recommend attorneys, accountants, insurance brokers or agents, stockbrokers, real estate agents and the like to customers unless in every case several names are given without indicating favoritism.

(g)  Legal, Tax or Investment Advice

     Personnel should not provide advice to customers on matters concerning the law, taxes, the preparation of tax returns or investment decisions, except, in the case of Directors, as may be required in the ordinary course of his or her duties or profession.

(h)  Fee for Speeches or Articles

     Personnel should not accept fees for speeches made or articles written in conjunction with official Company business. If fees are offered, they should be given to the Company.

(i)  Major Civil or Criminal Proceedings

     Should personnel become involved in a major civil or criminal proceeding that might prove embarrassing to the Company, the Chief Executive Officer or the Director of Human Resources should be notified immediately.

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(j)  Honest and Fair Treatment of Customers and Vendors

     Personnel should treat all customers and vendors honestly, fairly, and objectively. Personnel should avoid any unfair or deceptive practices when presenting the Company's products and services to customers.

V.   Outside Activities

(a) External Employment and Affiliations that may Conflict with Corporation/ Bank Business

     Employment with the Company must be the primary occupation and must take precedence over any other employment or business affiliation. Personnel must obtain prior approval for contemplated outside employment from the Director of Human Resources or the Chief Executive Officer. Approval normally will be given unless such outside employment is not consistent with the best interests of the Company. In no instance should personnel engage in any outside employment or affiliation which may reasonably subject the Company to criticism or adverse publicity, or which will encroach on Company working time or necessitate such long hours as to affect his or her physical or mental effectiveness with the Company.

     Any Director who serves on an outside board of directors should abstain from Board votes on matters that affect that business.

     Under no circumstances shall personnel engage in any lending or other activity competitive with services offered by the Company.

     With the exception of Directors acting in the usual and ordinary course of their profession, it is generally not acceptable for personnel to (1) prepare, audit, or certify for any third party statements or documents upon which the Company might rely for lending or other purposes; (2) render investment counsel or other advice based upon information, reports, or analyses that are accessible primarily from or through Company employment; or (3) render professional services for any Company vendor or customer.

     When any Directors, in the usual and ordinary course of his/her profession, does render to a third party any such service upon which the Company is looking to rely, such Director shall abstain from any deliberation or vote on that matter.

(b)  Charitable Contributions

     Charitable contributions in terms of both time and money by personnel are encouraged. The Company will not reimburse personnel for financial

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     contributions, but will authorize the use of Bank time and facilities for reasonable charitable involvement with, in the case of Officers and employees, approval of the appropriate division senior manager or the Chief Executive Officer.

(c)  Involvement in Political Activities

     The Company does not prefer one political party over another. Personnel may not suggest that the Company supports or endorses any political party or candidate. Company facilities, equipment, and supplies may not be used by or on behalf of any political party or candidate. Federal and state laws prohibit these kinds of corporate non-monetary contributions as well as corporate financial contributions.

     Personnel may engage in political activities provided these activities are not conducted on Company time, and provided that they are done as individuals and not as representatives of the Company.

     The Company will not reimburse personnel for political contributions.

     The Company may make political loans in connection with campaigns provided the loans are made in accordance with applicable laws and regulations and within the constraints of normal bank underwriting requirements.

VI.  Bank Resources

(a)  Use of Corporation/Bank Resources for Personal Needs

     Personnel are obligated to protect the Company's assets and ensure their efficient use. As a general rule, Company resources may not be used for personal needs. However, personnel who donate their time and energy in support of charitable or socially desirable projects which will reflect credit on the Company may make reasonable use of bank resources such as occasional administrative support, use of community rooms, etc. Under no circumstances is Company property to be removed from the appropriate office.

     The Company has the right to examine personnel's use of Company property including the contents of any computer, use of all communications devices (telephones, voice mail, pagers, fax machines, e-mail, on-line services) and any furniture, desk or filing cabinets. Personnel should have no expectation of privacy regarding activities while on Company premises or when using Company facilities and equipment.

(b)  Purchase of Assets from the Company

     Sale of assets of significant value to personnel are subject to the Massachusetts Statute of Banks and Banking, Chapter 168, Sections 19 & 20.


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VII. Loans to Officers or Directors

     All loans to Officers and/or Directors and especially those to policy making Officers, members of the Board of Directors and/or other business entities over which they exercise any degree of control are subject to Chapter 168, Section 19 and Chapter 172, Section 18 of the Massachusetts Statutes, and Section 337 of the FDIC Rules and Regulations, and the restrictions contained in subpart A of Federal Reserve Bank Regulation O.

     All loans to Officers and Directors are to be made in accordance with the appropriate provisions of the Bank's Credit Policy Manual.

VII. Accountability

(a)  Violation and Internal Reporting

     Violations of this code, including failure to report possible violations by others, is a serious matter that may result in disciplinary action, up to and including termination of employment. If personnel believes that a violation of this code has occurred, he or she should notify promptly the Chief Executive Officer, any Executive Vice President, the Director of Human Resources or a member of the Audit Committee of the Company's Board. The notification will be handled in a sensitive and appropriate manner. No personnel will be subject to retaliation for raising, in good faith, legitimate concerns or questions about possible violations of this code. Anonymous reports are welcome. Knowingly false reports will be subject to disciplinary action.

(b)  Waivers

     Any waiver of this code for Directors or executive officers may be made only by the Board of Directors of the Corporation and must be promptly disclosed to the Corporation's stockholders, along with the reasons for the waiver. The Board of Directors will consider requests for waivers on a case by case basis and reserves the right to grant or deny such a request in its sole discretion.

(c)  Investigations

     Appropriate departmental personnel will investigate allegations of violations of the code or other wrongdoing. Depending on the circumstances, alleged violations will be reported to the Board of Directors (or, as appropriate, to the Audit Committee) or to applicable authorities. Personnel are expected to cooperate fully with both internal and external investigations. Unless specifically authorized by the Chief Executive Officer or the Audit Committee, personnel must maintain the confidentiality of any investigation and all related

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     documentation. The Company may determine, in its sole discretion, the nature, manner and extent of any disciplinary action.

IX.  Code Changes

     The Company may modify this code in any manner in its sole discretion and without notice.

Approved by Board of Directors November 16, 2006


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